SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        MUNIYIELD NEW JERSEY FUND, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                        MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 19, 1996

TO THE STOCKHOLDERS OF MUNIYIELD NEW JERSEY FUND, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the 'Meeting') of MuniYield New Jersey Fund, Inc. (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 11:00 A.M. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 25, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 5, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors


                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: August 2, 1996

                                PROXY STATEMENT

                            ------------------------

                        MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                               SEPTEMBER 19, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniYield New Jersey Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 19, 1996 at 11:00 A.M. The approximate mailing date of this Proxy Statement is August 7, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on July 25, 1996 as the record date (the 'Record Date') for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 8,829,651 shares of common stock, par value $.10 per share ('Common Stock'), and 2,400 shares of auction market preferred stock, par value $.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All proxies of the holders of Common Stock and AMPS, voting together as a class, in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                        OWNED ON THE
                                                                                                        RECORD DATE
                                                           PRINCIPAL OCCUPATIONS                       --------------
                                                          DURING PAST FIVE YEARS            DIRECTOR   COMMON
            NAME AND ADDRESS               AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE     STOCK   AMPS
- -----------------------------------------  ----  -----------------------------------------  ---------  -------  -----
Joseph L. May(1)(2) .....................   67   Attorney in private practice since 1984;     1992        0       0
  424 Church Street                                President, May and Athens Hosiery Mills
  Suite 2000                                       Division, Wayne-Gossard Corporation
  Nashville, Tennessee 37219                       from 1954 to 1983; Vice President,
                                                   Wayne-Gossard Corporation from 1972 to
                                                   1983; Chairman, The May Corporation
                                                   (personal holding company) from 1972 to
                                                   1983; Director, Signal Apparel Co. from
                                                   1972 to 1989.

Andre F. Perold(1)(2) ...................   44   Professor, Harvard Business School since     1992        0       0
  Morgan Hall                                      1989 and Associate Professor from 1983
  Soldiers Field                                   to 1989; Trustee, The Common Fund since

  Boston, Massachusetts 02163                      1989; Director, Quantec Limited since
                                                   1991 and TIBCO since 1994.

TO BE ELECTED BY HOLDERS OF COMMON STOCK AND AMPS, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                        OWNED ON THE
                                                                                                        RECORD DATE
                                                           PRINCIPAL OCCUPATIONS                       --------------
                                                          DURING PAST FIVE YEARS            DIRECTOR   COMMON
            NAME AND ADDRESS               AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE     STOCK   AMPS
- -----------------------------------------  ----  -----------------------------------------  ---------  -------  -----
James H. Bodurtha(1)(2) .................   52   Chairman and Chief Executive Officer,        1995        0       0
  124 Long Pond Road                               China Enterprise Management Corporation
  Plymouth, Massachusetts 02360                    since 1993; Chairman, Berkshire
                                                   Corporation since 1980; Partner,
                                                   Squire, Sanders & Dempsey from 1980 to
                                                   1993.

Herbert I. London(1)(2) .................   57   Dean, Gallatin Division of New York          1992        0       0
  113-115 University Place                         University from 1978 to 1993; John M.
  New York, New York 10003                         Olin Professor of Humanities, New York
                                                   University since 1993 and Professor
                                                   thereof since 1980; Distinguished
                                                   Fellow, Herman Kahn Chair, Hudson
                                                   Institute from 1984 to 1985; Trustee,
                                                   Hudson Institute since 1980; Overseer,
                                                   Center for Naval Analyses from 1983 to
                                                   1993; Director, Damon Corp. from 1991
                                                   to 1993; Limited Partner, Hypertech
                                                   LP since 1996.

Robert R. Martin(1)(2) ..................   69   Chairman and Chief Executive Officer,        1993        0       0
  513 Grand Hill                                   Kinnard Investments, Inc. from 1990 to
  St. Paul, Minnesota 55102                        1993; Executive Vice President, Dain
                                                   Bosworth from 1974 to 1989; Director,
                                                   Carnegie Capital Management from 1977
                                                   to 1985 and Chairman thereof in 1979;
                                                   Director, Securities Industry
                                                   Association from 1981 to 1982 and
                                                   Public Securities Association from 1979
                                                   to 1980; Director, WTC Industries,
                                                   Inc. from 1994 to 1996 and Chairman
                                                   thereof in 1994; Trustee, Northland
                                                   College since 1992.

                                                                                                           SHARES
                                                                                                        BENEFICIALLY
                                                                                                        OWNED ON THE
                                                                                                        RECORD DATE
                                                           PRINCIPAL OCCUPATIONS                       --------------
                                                          DURING PAST FIVE YEARS            DIRECTOR   COMMON
            NAME AND ADDRESS               AGE          AND PUBLIC DIRECTORSHIPS(1)           SINCE     STOCK   AMPS
- -----------------------------------------  ----  -----------------------------------------  ---------  -------  -----
Arthur Zeikel(1)* .......................   64   President of Fund Asset Management, L.P.     1992        0       0
  P.O. Box 9011                                    ('FAM') (which term as used herein
  Princeton, New Jersey 08543-9011                 includes its corporate predecessors)
                                                   since 1977; President of MLAM (which
                                                   term as used herein includes its
                                                   corporate predecessors) since 1977;
                                                   President and Director of Princeton
                                                   Services, Inc. ('Princeton Services')
                                                   since 1993; Executive Vice President of
                                                   Merrill Lynch & Co., Inc. ('ML&Co.')
                                                   since 1990; Director of Merrill Lynch
                                                   Funds Distributor, Inc. ('MLFD') since
                                                   1977.

- ------------------
 (1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors' below.
 (2) Member of Audit Committee of the Board of Directors.
   * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committee and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended November 30, 1995, the Board of Directors held five meetings and the Audit Committee held four meetings. All of the Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934.  Section 16(a) of the Securities Exchange Act of 1934, as amended (the

'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of
Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each an 'unaffiliated Director') a fee of $2,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the unaffiliated Directors, a fee of $500 per year plus $125 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $23,877 for the fiscal year ended November 30, 1995.

     The following table sets forth for the fiscal year ended November 30, 1995 compensation paid by the Fund to the unaffiliated Directors and, for the year ended December 31, 1995, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the unaffiliated Directors.

                                                                                        AGGREGATE COMPENSATION FROM
                                                            PENSION OR RETIREMENT            FUND AND FAM/MLAM
                NAME OF                   COMPENSATION    BENEFITS ACCRUED AS PART         ADVISED FUNDS PAID TO
               DIRECTOR                    FROM FUND          OF FUND EXPENSES                 DIRECTORS(1)
- ---------------------------------------   ------------    -------------------------   -------------------------------

James H. Bodurtha                            $1,875                 None                         $ 157,500*
Herbert I. London                             4,500                 None                           157,500
Robert R. Martin                              4,500                 None                           157,500
Joseph L. May                                 4,500                 None                           157,500
Andre F. Perold                               4,500                 None                           157,500

- ------------------

 * $157,500 represents the amount Mr. Bodurtha would have received if he had been a Director for the entire calendar year ended December 31, 1995 and had attended all Board and Audit Committee meetings held during the year. Mr. Bodurtha was elected to the Fund's Board of Directors effective June 23, 1995.

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

     Officers of the Fund. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                             OFFICER
                          NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
- ---------------------------------------------------------------------------------   ---------------   ---    -------
Arthur Zeikel ...................................................................      President      64       1992
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Director of MLFD since 1977.

Terry K. Glenn ..................................................................      Executive      55       1992
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President     Vice President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and
  Director thereof since 1991; President of Princeton Administrators, L.P. since
  1988.

Vincent R. Giordano .............................................................     Senior Vice     51       1992
  Portfolio Manager of FAM and MLAM since 1977 and Senior Vice President of FAM        President
  and MLAM since 1984; Senior Vice President of Princeton Services since 1993;
  Vice President of MLAM from 1980 to 1984.

Kenneth A. Jacob ................................................................   Vice President    45       1992

  Vice President of MLAM since 1984.

Donald C. Burke .................................................................   Vice President    36       1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of
  Deloitte & Touche LLP from 1982 to 1990.

William Michael Petty ...........................................................   Vice President    35       1995
  Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1992 to 1993; Municipal Bond Broker with J.J. Kenny Municipal Bond Brokers from 1990 to 1992.

Gerald M. Richard ...............................................................      Treasurer      47       1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Vice President of
  MLFD since 1981 and Treasurer thereof since 1984.

Mark B. Goldfus .................................................................      Secretary      49       1992
  Vice President of FAM and MLAM since 1985.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.


                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees and 'FOR' the ratification of D&T as independent auditors.

     With respect to Item 1, 'Election of Directors,' holders of AMPS are entitled to elect two Directors and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, 'Selection of Independent Auditors,' will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('MLPF&S'), holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists.

Proxies which are returned to the Fund but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR
THE SIX MONTHS ENDED MAY 31, 1996 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniYield New Jersey Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, or to 1-800-456-4587, ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1997 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in September 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by April 4, 1997.

                                          By Order of the Board of Directors

                                          MARK B. GOLDFUS
                                          Secretary

Dated: August 2, 1996

                                                   AUCTION MARKET
                                                  PREFERRED STOCK

                 MUNIYIELD NEW JERSEY FUND, INC.
                          P.O. Box 9011
                 Princeton, New Jersey 08543-9011

                            P R O X Y

   This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark
    B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of stockholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                 (Continued and to be signed on the reverse side)

Please mark boxes / / or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS      FOR all nominees listed below      WITHHOLD AUTHORITY
                              (except as marked to the           to vote for all nominees
                              contrary below) / /                listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR / /       AGAINST / /         ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                     Please sign exactly as name appears
                                     hereon.  When shares are held by joint
                                     tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated: __________________________, 1996

                                     X _____________________________________
                                                    Signature

                                     X _____________________________________
                                             Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                              COMMON STOCK

                      MUNIYIELD NEW JERSEY FUND, INC.
                               P.O. Box 9011
                     Princeton, New Jersey 08543-9011

                                 P R O X Y

        This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark
    B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1996 at the annual meeting of stockholders of the Fund to be held on September 19, 1996 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

                    (Continued and to be signed on the reverse side)

Please mark boxes / /  or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS      FOR all nominees listed below      WITHHOLD AUTHORITY
                              (except as marked to the           to vote for all nominees
                              contrary below) / /                listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Herbert I. London, Robert R. Martin, Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

    FOR / /       AGAINST / /        ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                     Please sign exactly as name appears
                                     hereon.  When shares are held by joint
                                     tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated: __________________________, 1996

                                     X _____________________________________
                                                    Signature

                                     X _____________________________________
                                             Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

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         BY SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY YOU MAY SAVE YOUR FUND THE EXPENSE OF ADDITIONAL SOLICITATION COSTS.

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         THE ENCLOSED PROXY CARD HAS BEEN FORWARDED TO YOU BECAUSE YOU WERE A SHAREHOLDER ON THE RECORD DATE.

         IT IS IMPORTANT THAT YOU VOTE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

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